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                                                                  Exhibit (j)(i)


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights", "Independent Auditors" and "Financial Statements" and to the use of our report dated January 6, 2000, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-83430) of Whitehall Funds Trust.

                                      ERNST & YOUNG LLP

New York, New York
March 28, 2000